Exhibit 99.2

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

On August 1, 2014, Noble Corporation plc, a public limited company organized under the laws of England and Wales (“Noble” or “the Company”), completed its previously announced plan to reorganize by means of a spin-off of Paragon Offshore plc, a public limited company organized under the laws of England and Wales (“Paragon Offshore”), to Noble shareholders (the “Spin-Off”). On August 1, 2014 (the “Distribution Date”), shareholders of record as of 5:00 p.m., New York City time, on July 23, 2014 (the “Record Date”) received one ordinary share of Paragon Offshore for every three ordinary shares of Noble owned as of the Record Date. After the Distribution Date, Noble will not own any equity interest in Paragon Offshore and, following such date, will not include the financial results of Paragon Offshore for the purpose of its own financial reporting.

Prior to the completion of the Spin-Off, Noble and Paragon Offshore entered into a series of agreements (“separation agreements”) that provide the terms and conditions of the Spin-Off and related transactions, and that govern the relationship of Noble and Paragon Offshore after the Spin-Off. In connection with the Spin-Off, Paragon Offshore repaid approximately $1.7 billion in intercompany promissory notes, which were issued to Noble as consideration for the business contributed to Paragon Offshore. Noble will use these funds to repay certain amounts outstanding under its commercial paper program.

In July 2013, Noble sold the Noble Lewis Dugger to an unrelated third party for approximately $61 million, and in January 2014, Noble sold its submersible fleet to an unrelated third party for approximately $7 million. Together these standard specification rigs are referred to as the “Disposed rigs” and are included in the “Historical” column in the consolidated financial statements for periods before their sales.

The unaudited pro forma combined financial information includes pro forma adjustments that are based on the best information available and assumptions that management believes are reasonable, factually supportable and are expected to have a continuing impact to Noble. The unaudited pro forma combined financial information is provided for illustrative and informational purposes only and is not intended to reflect Noble’s financial position and results of operations had the Spin-Off and related transactions occurred as of the dates indicated, and is not necessarily indicative of Noble’s future financial position and results of operations.

The unaudited pro forma combined financial information was derived from Noble’s historical consolidated financial statements and gives effect to the Spin-Off and related transactions listed below. The unaudited pro forma combined balance sheet as of March 31, 2014 is presented as if the Spin-Off and related transactions had occurred as of March 31, 2014. The unaudited pro forma combined statements of income for the three months ended March 31, 2014 and 2013 and each of the three years in the period ended December 31, 2013 give effect to the Spin-Off, the sale of the Disposed rigs and related transactions as if all transactions had occurred as of January 1, 2011. The following unaudited pro forma combined financial information should be read in conjunction with the historical financial statements and accompanying notes included in Noble’s Annual Report on Form 10-K for the year ended December 31, 2013 and Noble’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014.

The “Historical” columns of the unaudited pro forma combined financial information reflect the historical unaudited combined statements of income for the three months ended March 31, 2014 and 2013, the unaudited consolidated balance sheet as of March 31, 2014 and the audited consolidated statements of income for each of the three years in the period ended December 31, 2013. The Spin-Off of Paragon Offshore, the Disposed rigs, the Financing adjustments and Other adjustments columns remove all of the assets, liabilities, and results of operations comprising Paragon Offshore and the Disposed rigs and also give effect to the Spin-Off and the following items:

•	the reversal of the allocation of debt outstanding under Noble’s commercial paper program to Paragon Offshore’s balance sheet;

•	the distribution of Noble’s net investment in Paragon Offshore as a reduction in the Company’s historical consolidated retained earnings;

•	the removal of certain general corporate overhead expenses previously allocated to Paragon Offshore and the Disposed rigs;

•	the allocation of interest expense relating to the debt outstanding under Noble’s commercial paper program to Paragon Offshore on a basis deemed reasonable by Noble;

•	the allocation of assets and liabilities pursuant to the separation agreements that will govern the post-spin relationship; and

•	the removal of non-recurring Spin-Off transaction costs incurred by Noble.

Transaction costs incurred by Noble to effect the Spin-Off were $12 million and $4 million for the three months ended March 31, 2014 and 2013, respectively, and $18 million and $7 million for the years ended December 31, 2013 and 2012, respectively. These costs are reflected as a pro forma adjustment in the unaudited pro forma combined statements of income in the “Other adjustments” column. There are no Spin-Off transaction costs included in the consolidated statements of income for the year ended December 31, 2011.

See the notes to the unaudited pro forma combined financial information for a more detailed discussion of these transactions.

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Statement of Income

For the three months ended March 31, 2014

(In thousands)

		Spin-Off of		Noble
		Paragon	Other	pro
	Historical	Offshore	adjustments	forma
		Note 1	Note 5
Operating revenues
Contract drilling services	$1,206,304	$(435,668)	$—	$770,636
Reimbursables	36,653	(12,103)	—	24,550
Labor contract drilling services	8,212	(8,212)	—	—
Other	1	—	—	1

	1,251,170	(455,983)	—	795,187

Operating costs and expenses
Contract drilling services	561,131	(208,854)	—	352,277
Reimbursables	30,606	(9,102)	—	21,504
Labor contract drilling services	6,226	(6,226)	—	—
Depreciation and amortization	245,905	(99,558)	—	146,347
General and administrative	25,637	(11,966)	11,966	25,637
Non-recurring spin-off related costs	12,405	—	(12,405)	—

	881,910	(335,706)	(439)	545,765

Operating income	369,260	(120,277)	439	249,422

Other income (expense)
Interest expense, net of amount capitalized	(40,392)	3,300	—	(37,092)
Interest income and other, net	(1,190)	(187)	—	(1,377)

Income before income taxes	327,678	(117,164)	439	210,953
Income tax provision	(54,436)	17,952	—	(36,484)

Net income	273,242	(99,212)	439	174,469

Net income attributable to noncontrolling interests	(16,916)	—	—	(16,916)

Net income attributable to Noble	$256,326	$(99,212)	$439	$157,553

Net income per share attributable to Noble
Basic	$0.99	N/A	N/A	$0.61
Diluted	$0.99	N/A	N/A	$0.61

Weighted average shares outstanding
Basic	253,940	N/A	N/A	253,940
Diluted	254,075	N/A	N/A	254,075

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Statement of Income

For the three months ended March 31, 2013

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$928,737	$(385,074)	$(7,100)	$—	$536,563
Reimbursables	21,174	(11,058)	—	—	10,116
Labor contract drilling services	21,054	(8,782)	—	—	12,272
Other	10	—	—	—	10

	970,975	(404,914)	(7,100)	—	558,961

Operating costs and expenses
Contract drilling services	480,126	(204,963)	(3,304)	—	271,859
Reimbursables	14,922	(8,012)	—	—	6,910
Labor contract drilling services	12,249	(5,713)	—	—	6,536
Depreciation and amortization	206,156	(87,450)	(653)	—	118,053
General and administrative	25,569	(13,867)	(218)	14,085	25,569
Non-recurring spin-off related costs	3,962	—	—	(3,962)	—
Gain on contract extinguishment, net	(1,800)	1,800	—	—	—

	741,184	(318,205)	(4,175)	10,123	428,927

Operating income	229,791	(86,709)	(2,925)	(10,123)	130,034

Other income (expense)
Interest expense, net of amount capitalized	(27,301)	1,138	—	—	(26,163)
Interest income and other, net	(425)	(80)	(23)	—	(528)

Income before income taxes	202,065	(85,651)	(2,948)	(10,123)	103,343
Income tax provision	(34,352)	17,798	307	—	(16,247)

Net income	167,713	(67,853)	(2,641)	(10,123)	87,096

Net income attributable to noncontrolling interests	(17,653)	—	—	—	(17,653)

Net income attributable to Noble	$150,060	$(67,853)	$(2,641)	$(10,123)	$69,443

Net income per share attributable to Noble
Basic	$0.59	N/A	N/A	N/A	$0.27
Diluted	$0.59	N/A	N/A	N/A	$0.27

Weighted average shares outstanding
Basic	253,073	N/A	N/A	N/A	253,073
Diluted	253,341	N/A	N/A	N/A	253,341

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Statement of Income

For the year ended December 31, 2013

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$4,070,070	$(1,615,326)	$(14,528)	$—	$2,440,216
Reimbursables	111,874	(45,583)	—	—	66,291
Labor contract drilling services	52,241	(35,146)	—	—	17,095
Other	105	(94)	—	—	11

	4,234,290	(1,696,149)	(14,528)	—	2,523,613

Operating costs and expenses
Contract drilling services	2,014,217	(835,444)	(9,440)	—	1,169,333
Reimbursables	85,548	(35,140)	—	—	50,408
Labor contract drilling services	36,604	(24,333)	—	—	12,271
Depreciation and amortization	879,422	(367,304)	(2,385)	—	509,733
General and administrative	117,997	(58,430)	(512)	58,942	117,997
Non-recurring spin-off related costs	17,702	—	—	(17,702)	—
Loss on impairment	43,688	(40,103)	(3,585)	—	—
Gain on disposal of assets, net	(35,646)	—	35,646	—	—
Gain on contract settlements/extinguishments, net	(46,800)	16,182	—	—	(30,618)

	3,112,732	(1,344,572)	19,724	41,240	1,829,124

Operating income	1,121,558	(351,577)	(34,252)	(41,240)	694,489

Other income (expense)
Interest expense, net of amount capitalized	(106,300)	5,938	—	—	(100,362)
Interest income and other, net	2,754	2,306	(311)	—	4,749

Income before income taxes	1,018,012	(343,333)	(34,563)	(41,240)	598,876
Income tax provision	(167,606)	71,243	11,149	—	(85,214)

Net income	850,406	(272,090)	(23,414)	(41,240)	513,662

Net income attributable to noncontrolling interests	(67,709)	—	—	—	(67,709)

Net income attributable to Noble	$782,697	$(272,090)	$(23,414)	$(41,240)	$445,953

Net income per share attributable to Noble
Basic	$3.05	N/A	N/A	N/A	$1.74
Diluted	$3.05	N/A	N/A	N/A	$1.74

Weighted average shares outstanding
Basic	253,288	N/A	N/A	N/A	253,288
Diluted	253,547	N/A	N/A	N/A	253,547

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Statement of Income

For the year ended December 31, 2012

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$3,349,362	$(1,259,741)	$(30,755)	$—	$2,058,866
Reimbursables	115,495	(49,727)	—	—	65,768
Labor contract drilling services	81,890	(36,591)	—	—	45,299
Other	265	(253)	—	—	12

	3,547,012	(1,346,312)	(30,755)	—	2,169,945

Operating costs and expenses
Contract drilling services	1,769,428	(793,548)	(15,564)	—	960,316
Reimbursables	94,096	(38,672)	—	—	55,424
Labor contract drilling services	46,752	(22,006)	—	—	24,746
Depreciation and amortization	758,621	(317,742)	(7,938)	—	432,941
General and administrative	99,990	(54,187)	(1,059)	55,246	99,990
Non-recurring spin-off related costs	7,196	—	—	(7,196)	—
Loss on impairment	20,384	—	(12,719)	—	7,665
Gain on contract settlements/extinguishment, net	(33,255)	—	—	—	(33,255)

	2,763,212	(1,226,155)	(37,280)	48,050	1,547,827

Operating income	783,800	(120,157)	6,525	(48,050)	622,118

Other income (expense)
Interest expense, net of amount capitalized	(85,763)	3,746	—	—	(82,017)
Interest income and other, net	5,188	(1,721)	(238)	—	3,229

Income before income taxes	703,225	(118,132)	6,287	(48,050)	543,330
Income tax provision	(147,088)	45,650	(3,822)	—	(105,260)

Net income	556,137	(72,482)	2,465	(48,050)	438,070

Net income attributable to noncontrolling interests	(33,793)	—	—	—	(33,793)

Net income attributable to Noble	$522,344	$(72,482)	$2,465	$(48,050)	$404,277

Net income per share attributable to Noble
Basic	$2.05	N/A	N/A	N/A	$1.59
Diluted	$2.05	N/A	N/A	N/A	$1.58

Weighted average shares outstanding
Basic	252,435	N/A	N/A	N/A	252,435
Diluted	252,791	N/A	N/A	N/A	252,791

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Pro Forma Statement of Income

For the year ended December 31, 2011

(In thousands)

		Spin-off of			Noble
		Paragon	Disposed	Other	pro
	Historical	Offshore	rigs	adjustments	forma
		Note 1	Note 2	Note 5
Operating revenues
Contract drilling services	$2,556,758	$(1,193,635)	$(18,899)	$—	$1,344,224
Reimbursables	79,195	(34,987)	—	—	44,208
Labor contract drilling services	59,004	(37,269)	—	—	21,735
Other	875	(496)	—	—	379

	2,695,832	(1,266,387)	(18,899)	—	1,410,546

Operating costs and expenses
Contract drilling services	1,384,200	(716,503)	(11,820)	—	655,877
Reimbursables	58,439	(24,781)	—	—	33,658
Labor contract drilling services	33,885	(24,801)	—	—	9,084
Depreciation and amortization	658,640	(299,781)	(9,303)	—	349,556
General and administrative	91,377	(55,030)	(856)	55,886	91,377
Gain on contract extinguishment, net	(21,202)	19,846	—	—	(1,356)

	2,205,339	(1,101,050)	(21,979)	55,886	1,138,196

Operating income	490,493	(165,337)	3,080	(55,886)	272,350

Other income (expense)
Interest expense, net of amount capitalized	(55,727)	1,986	—	—	(53,741)
Interest income and other, net	1,484	(124)	218	—	1,578

Income before income taxes	436,250	(163,475)	3,298	(55,886)	220,187
Income tax provision	(72,625)	34,801	(1,283)	—	(39,107)

Net income	363,625	(128,674)	2,015	(55,886)	181,080

Net loss attributable to noncontrolling interests	7,273	—	—	—	7,273

Net income attributable to Noble	$370,898	$(128,674)	$2,015	$(55,886)	$188,353

Net income per share attributable to Noble
Basic	$1.46	N/A	N/A	N/A	$0.74
Diluted	$1.46	N/A	N/A	N/A	$0.74

Weighted average shares outstanding
Basic	251,405	N/A	N/A	N/A	251,405
Diluted	251,989	N/A	N/A	N/A	251,989

(See accompanying notes to the unaudited pro forma combined financial statements)

Noble Corporation plc and Subsidiaries

Unaudited Cobined Pro Forma Balance Sheet

As of March 31, 2014

(In thousands)

	Historical	Spin-off of Paragon Offshore	Removal of commercial paper program	Financing adjustments		Other adjustments	Noble pro forma
		Note 1	Note 3	Note 4		Note 5
ASSETS
Current assets
Cash and cash equivalents	$114,735	$(32,225)	$—	$1,710,736	$(1,710,736)	$(40,000)	$42,510
Accounts receivable	877,127	(323,018)	—	—	—	—	554,109
Prepaid and other current assets	379,674	(60,511)	—	—	—	25,398	344,561

Total current assets	1,371,536	(415,754)	—	1,710,736	(1,710,736)	(14,602)	941,180

Property and equipment, at cost	19,691,578	(5,417,869)	—	—	—	—	14,273,709
Accumulated depreciation	(4,866,009)	2,501,326	—	—	—	—	(2,364,683)

Property and equipment, net	14,825,569	(2,916,543)	—	—	—	—	11,909,026

Other assets	247,392	(59,117)	—	—	—	10,656	198,931

Total assets	$16,444,497	$(3,391,414)	$—	$1,710,736	$(1,710,736)	$(3,946)	$13,049,137

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$323,593	$(88,013)	$—	$—	$—	$(8,200)	$227,380
Accrued payroll and related costs	117,153	(40,314)	—	—	—	—	76,839
Other current liabilities	453,769	(39,841)	—	—	—	(40,749)	373,179

Total current liabilities	894,515	(168,168)	—	—	—	(48,949)	677,398

Long-term debt	5,728,782	(1,983,543)	1,983,543	—	(1,710,736)	—	4,018,046
Other liabilities	538,488	(182,198)	—	—	—	13,237	369,527

Total liabilities	7,161,785	(2,333,909)	1,983,543	—	(1,710,736)	(35,712)	5,064,971

Commitments and contingencies

Shareholders’ equity
Shares	2,542	—	—	—	—	—	2,542
Additional paid-in capital	814,868	—	—	—	—	—	814,868
Retained earnings	7,815,082	(1,057,547)	(1,983,543)	1,710,736	—	(8,155)	6,476,573
Accumulated other comprehensive loss	(74,446)	42	—	—	—	39,921	(34,483)

Total shareholders’ equity	8,558,046	(1,057,505)	(1,983,543)	1,710,736	—	31,766	7,259,500

Noncontrolling interests	724,666	—	—	—	—	—	724,666

Total equity	9,282,712	(1,057,505)	(1,983,543)	1,710,736	—	31,766	7,984,166

Total liabilities and equity	$16,444,497	$(3,391,414)	$—	$1,710,736	$(1,710,736)	$(3,946)	$13,049,137

(See accompanying notes to the unaudited pro forma combined financial statements)

Note 1. Removal of Paragon Offshore as a Pro forma adjustment

The pro forma adjustments included in the accompanying unaudited pro forma combined financial statements include adjustments to assets, liabilities, revenues and costs that are specifically identifiable or have been allocated directly to Paragon Offshore. The reduction of Shareholders’ equity represents Noble’s interest in Paragon Offshore, which was ultimately distributed to Noble shareholders on the Distribution Date.

Note 2. Removal of Disposed rigs as a Pro forma adjustment

The pro forma adjustments included in the accompanying unaudited pro forma combined financial statements include adjustments to revenues and costs that are specifically identifiable or have been allocated directly to the Disposed rigs, which were sold in July 2013 and January 2014, respectively.

Note 3. Removal of commercial paper program as a Pro forma adjustment

In connection with the preparation of Paragon Offshore’s pro forma combined financial statements, certain debt of Noble was allocated to Paragon Offshore because it was to be repaid with proceeds received from Paragon Offshore. Such debt is shown as “Long-term debt” in the “Spin-off of Paragon Offshore” column in the unaudited pro forma combined balance sheet. The pro forma adjustment included in the accompanying unaudited pro forma combined balance sheet removes the debt allocated to Paragon Offshore and the corresponding equity of Noble in Paragon Offshore’s business.

Note 4. Financing adjustments

In connection with the Spin-Off, Paragon Offshore repaid approximately $1.7 billion in an intercompany promissory note issued to Noble as consideration for the business contributed to Paragon Offshore. Noble, in turn, will use the proceeds received from these notes to repay a portion of the outstanding amounts under its commercial paper program. For purposes of the unaudited pro forma combined balance sheet, an adjustment has been made to reduce the total long-term debt outstanding to the amount outstanding following such repayment. No adjustments have been made to interest expense in the unaudited pro forma combined statements of income because the interest on Noble’s commercial paper program has been allocated to the “Spin-off of Paragon Offshore” column discussed in Note 1 “Removal of Paragon Offshore as a Pro forma adjustment” above.

Note 5. Other adjustments

General and administrative expenses

The “Other adjustments” column reflects the removal of certain general corporate overhead expenses previously allocated to Paragon Offshore and the Disposed rigs.

Non-recurring Spin-Off related costs

The “Other adjustments” column reflects the removal of costs incurred by Noble that are specifically related to the completion of the Spin-Off transaction.

Income tax provision

No adjustments to the income tax provision have been made to give effect to the changes to the unaudited pro forma combined income statement noted above as no tax provision or benefit is associated with these costs. Noble’s effective tax rate may be greater than the historical tax rate due to a change in the geographic mix of revenues, discrete one-time events or changes in tax regulation.

Cash and cash equivalents

Prior to the Spin-Off, Noble paid Paragon Offshore $40 million in cash as an adjustment to working capital. The “Other Adjustments” column in the unaudited pro forma combined balance sheet reflects a corresponding reduction in cash.

Other Assets and liabilities (current and long-term) and Accumulated other comprehensive income

The “Other adjustment” column primarily consists of adjustments for income taxes and pension assets and liabilities undertaken by Paragon Offshore pursuant to the separation agreements.

Income taxes for the “Spin-off of Paragon Offshore” column were prepared on a separate return basis as if Paragon Offshore had been a standalone company. For purposes of the unaudited pro forma combined financial statements, adjustments have been made to Noble’s balance sheet to reflect the assets, liabilities and related indemnities which Noble ultimately received from Paragon Offshore pursuant to the Tax Sharing Agreement.

Cumulative currency translation adjustments of $18 million were transferred to Paragon Offshore at the Spin-Off, and are shown as a reduction in Noble’s “Accumulated other comprehensive loss.” Actuarial losses and prior service costs of $22 million related to Noble-sponsored pension plans and other employee benefit arrangements located in certain countries outside of the United States were transferred to Paragon Offshore at the Spin-Off, and are shown as a reduction in Noble’s “Accumulated other comprehensive loss.” The assets and liabilities related to these pension plans and other employee benefit arrangements assumed by Paragon Offshore are shown as an adjustment to “Other assets” and “Other liabilities.”

Note 6. Earnings per share from continuing operations

The following details the unaudited pro forma earnings per share for Noble pro forma:

	Three months ended		Twelve months ended
	March 31,		December 31,
	2014	2013	2013	2012	2011
Allocation of net income from continuing operations
Basic
Net income attributable to Noble	$157,553	$69,443	$445,953	$404,277	$188,353
Earnings allocated to unvested share-based payment awards	(2,671)	(771)	(5,282)	(4,109)	(1,893)

Net income to common shareholders - basic	$154,882	$68,672	$440,671	$400,168	$186,460

Diluted
Net income attributable to Noble	$157,553	$69,443	$445,953	$404,277	$188,353
Earnings allocated to unvested share-based payment awards	(2,671)	(769)	(5,277)	(4,103)	(1,888)

Net income to common shareholders - diluted	$154,882	$68,674	$440,676	$400,174	$186,465

Weighted average shares outstanding - basic	253,940	253,073	253,288	252,435	251,405
Incremental shares issuable from assumed exercise of stock options	135	268	259	356	584

Weighted average shares outstanding - diluted	254,075	253,341	253,547	252,791	251,989

Weighted average unvested share-based payment awards	4,188	2,844	3,036	2,592	2,552

Net Income per share attributable to Noble
Basic	$0.61	$0.27	$1.74	$1.59	$0.74
Diluted	$0.61	$0.27	$1.74	$1.58	$0.74